UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-05012

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CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.

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(Exact Name of Registrant as Specified in Charter)

One Madison Avenue, New York, New York 10010

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(Address of Principal Executive Offices)             (Zip Code)

John G. Popp

Credit Suisse Asset Management Income Fund, Inc.

One Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2015 to December 31, 2015

Item 1. Reports to Stockholders.

Credit Suisse Asset Management

Income Fund, Inc.

One Madison Avenue

New York, NY 10010

Directors

Steven N. Rappaport

Chairman of the Board

Enrique R. Arzac

Terry Fires Bovarnick

James J. Cattano

Lawrence J. Fox

John G. Popp

Officers

John G. Popp

Chief Executive Officer and President

Thomas J. Flannery

Chief Investment Officer

Emidio Morizio

Chief Compliance Officer

Lou Anne McInnis

Chief Legal Officer

Rocco DelGuercio

Chief Financial Officer and Treasurer

Karen Regan

Senior Vice President and Secretary

Investment Adviser

Credit Suisse Asset Management, LLC

One Madison Avenue

New York, NY 10010

Administrator and Custodian

State Street Bank and Trust Co.

One Lincoln Street

Boston, MA 02111

Shareholder Servicing Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Legal Counsel

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, NY 10019

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Credit Suisse Asset Management

Income Fund, Inc.

ANNUAL REPORT

December 31, 2015

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser’s Report

December 31, 2015 (unaudited)

February 23, 2016

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) for the 12 months ended December 31, 2015.

Performance Summary

1/1/15 – 12/31/15

Fund & Benchmark	Performance
Total Return (based on NAV)[1]	-3.35%
Total Return (based on market value) [1]	-7.90%
BofA Merrill Lynch US High Yield Master II Constrained Index[2]	-4.61%

Market Review: Numerous uncertainties lead to market volatility

The 12 months ended December 31, 2015 was a volatile one for the high yield market, with the BofA Merrill Lynch US High Yield Master II Constrained Index (the “Index”) returning -4.61%. A mixed technical environment, questions regarding the eventual interest rate hike by the Fed, economic concerns in China, and lower oil prices all contributed to elevated volatility within the market.

Yields ended the period at 8.77%, 212 basis points wider than on December 31, 2014, while spreads ended at +698 bps versus +513 for the previous year. For the 12 months ended December 31, 2015, BB-rated bonds outperformed the Index, returning -1.17%, while B- and CCC-rated bonds lagged, returning -4.74% and -15.45% respectively.

Default activity, as measured by JP Morgan, increased to 1.82% for the 12 months ended December 31, 2015. Although default volumes have been benign over the past few years, the energy and coal sectors accounted for 75% of 2015’s total default volume. JP Morgan maintains their default forecast at 3.00% for 2016 and 4.50% for 2017.

High-yield bond mutual funds flow have reported -$16.6 billion of outflows for the year—following $23.8 billion of outflows in 2014. JP Morgan is reporting a high yield new issuance total of $293 billion for 2015, compared with $356 billion in 2014 and the record high of $399 billion for 2013.

Strategic Review and Outlook: Expecting continued volatility for the short term

For the 12 months ended December 31, 2015, the Fund outperformed the Index on an NAV basis, but underperformed on the basis of market price. Positive selection in B-rated investments contributed to overall returns, while an underweight to BB-rated bonds detracted from them. Additionally, positive security selection in energy contributed to relative returns, while exposure to asset backed bonds detracted from them.

Market sentiment has been fickle—and returns in both equity and credit asset classes experienced weakness in the latter half of 2015. After the recent performance of the high yield asset class, valuations are average to wide versus historical averages. However, with increased volatility of the past few months and remaining uncertainty surrounding China, commodity prices and retail flows, we continue to expect elevated dispersion going into 2016.

While we do expect a rise in default rates, we expect that it will continue to be below historical averages. We believe that the credit cycle in commodities and oil will continue to pressure certain issuers—and expect a large portion of any defaults will come from these sectors.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser’s Report (continued)

December 31, 2015 (unaudited)

Outside of energy and commodity-driven sectors, we believe fundamentals in the high yield market remain satisfactory. Of course, the market has experienced elevated volatility and performance dispersion due to the aforementioned sectors and a general risk-off mentality exists in most markets. The Fed interest rate move in mid-December alleviated some concerns regarding the timing of lift-off, but the market remains focused on the economic calendar and future Fed rate movements. Given these factors, coupled with the uncertain growth out of China, we continue to expect increased volatility and will continue to focus on security selection.

Thomas J. Flannery	John G. Popp
Chief Investment Officer*	Chief Executive Officer and President**

High yield bonds are lower-quality bonds that are also known as “junk bonds.” Such bonds entail greater risks than those found in higher-rated securities.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund’s investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

The views of the Fund’s management are as of the date of the letter and the Fund holdings described in this document are as of December 31, 2015; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

[1]	Assuming reinvestment of dividends of $0.264 per share.
[2]	The BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”) is an unmanaged index that tracks the performance of below investment-grade U.S. dollar-denominated corporate bonds issued in the U.S. domestic market, where each issuer’s allocation is limited to 2% of the Index. The Index does not have transaction costs and investors cannot invest directly in the Index.
*	Thomas J. Flannery, Managing Director, is the Head of the Credit Suisse U.S. High Yield Management Team. Mr. Flannery joined Credit Suisse Asset Management, LLC (“Credit Suisse”) in June 2010. He is a portfolio manager for Credit Investments Group (“CIG”) with responsibility for trading, directing investment decisions, originating and analyzing investment opportunities. Mr. Flannery is also a member of the CIG Credit Committee and is currently a high yield bond portfolio manager and trader for CIG. Mr. Flannery joined Credit Suisse AG in 2000 from First Dominion Capital, LLC where he was an Associate. Mr. Flannery holds a B.S. in Finance from Georgetown University.
**	John G. Popp is a Managing Director of Credit Suisse and Group Head and Chief Investment Officer of the Credit Investments Group (“CIG”), with primary responsibility for making investment decisions and monitoring processes for CIG’s global investment strategies. Mr. Popp also serves as the Chief Executive Officer and President of the Credit Suisse Funds, as well as serving as Director, Chief Executive Officer and President for the Credit Suisse Asset Management Income Fund, Inc. and Trustee, Chief Executive Officer, President of the Credit Suisse High Yield Bond Fund and Director, Chief Executive Officer and President of Credit Suisse Park View BDC, Inc. Mr. Popp has been associated with Credit Suisse since 1997.

Credit Suisse Asset Management Income Fund, Inc.

Annual Investment Adviser’s Report (continued)

December 31, 2015 (unaudited)

Credit Quality Breakdown*

(% of Total Investments as of December 31, 2015)

S&P Ratings**

BBB	1.5%
BB	22.8
B	45.5
CCC	20.1
NR	4.5

Subtotal	94.4
Equity and Other	0.0
Short-Term Investment[1]	5.6

Total	100.0%

*	Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.
**	Credit Quality is based on S&P Ratings. S&P is a main provider of ratings for Credit Asset Classes and is widely used amongst industry participants. The NR category consists of securities that have not been rated by S&P Ratings.
[1]	Primarily reflects cash invested in State Street Bank and Trust Co. Euro Time Deposit, for which the purchases of securities have been executed but not yet settled at December 31, 2015.

Average Annual Returns

December 31, 2015 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(3.35)%	2.50%	5.46%	6.93%
Market Value	(7.90)%	(4.19)%	3.26%	6.93%

Credit Suisse may waive fees and/or reimburse expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return and market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 1-800-293-1232.

The annual gross and net expense ratios are 0.66%.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments

December 31, 2015

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (72.1%)
Advertising (2.9%)
$425	Clear Channel Worldwide Holdings, Inc., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B2)	11/15/22	6.500	$411,719
1,475	Clear Channel Worldwide Holdings, Inc., Series B, Global Company Guaranteed Notes (Callable 11/15/17 @ 103.25)	(B, B2)	11/15/22	6.500	1,443,656
1,270	Southern Graphics, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/01/16 @ 106.28)[1]	(CCC+, Caa1)	10/15/20	8.375	1,282,700
1,650	WMG Acquisition Corp., Rule 144A, Senior Secured Notes (Callable 02/01/16 @ 104.50)[1]	(B, B1)	01/15/21	6.000	1,666,500

					4,804,575

Auto Parts & Equipment (1.4%)
470	EnerSys, Rule 144A, Company Guaranteed Notes (Callable 01/30/23 @ 100.00)[1]	(BB+, Ba2)	04/30/23	5.000	470,000
1,150	MPG Holdco I, Inc., Global Company Guaranteed Notes (Callable 10/15/17 @ 105.53)[2]	(B+, B3)	10/15/22	7.375	1,167,250
2,100	UCI International LLC, Global Company Guaranteed Notes (Callable 02/01/16 @ 104.31)	(CCC, Ca)	02/15/19	8.625	735,000

					2,372,250

Banking (0.9%)
1,500	CCRE Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/16 @ 105.81)[1]	(B+, B1)	02/15/18	7.750	1,545,000

Building & Construction (2.2%)
1,325	AV Homes, Inc., Global Company Guaranteed Notes (Callable 07/01/16 @ 106.38)	(B-, Caa1)	07/01/19	8.500	1,321,687
500	K Hovnanian Enterprises, Inc., Global Senior Secured Notes	(CCC+, B1)	11/01/21	2.000	282,500
1,150	NCI Building Systems, Inc., Rule 144A, Company Guaranteed Notes (Callable 01/15/18 @ 106.19)[1]	(B+, B3)	01/15/23	8.250	1,213,250
900	PriSo Acquisition Corp., Rule 144A, Senior Unsecured Notes (Callable 05/15/18 @ 104.50)[1]	(CCC+, Caa1)	05/15/23	9.000	859,500

					3,676,937

Building Materials (2.2%)
475	American Builders & Contractors Supply Co., Inc., Rule 144A, Senior Unsecured Notes (Callable 12/15/18 @ 104.31)[1]	(BB-, B3)	12/15/23	5.750	479,750
1,600	Euramax International, Inc., Rule 144A, Senior Secured Notes (Callable 02/15/18 @ 109.00)[1]	(B-, Caa2)	08/15/20	12.000	1,456,000
1,250	Headwaters, Inc., Global Company Guaranteed Notes (Callable 02/01/16 @ 103.63)	(B-, Caa1)	01/15/19	7.250	1,284,375
500	Summit Materials Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 07/15/18 @ 103.06)[1]	(B, Caa2e)	07/15/23	6.125	495,000

					3,715,125

Cable & Satellite TV (5.5%)
800	Altice Financing S.A., Rule 144A, Senior Secured Notes (Callable 12/15/16 @ 104.88)[1]	(BB-, B1)	01/15/22	6.500	794,000
400	Altice Luxembourg S.A., Rule 144A, Company Guaranteed Notes (Callable 02/15/20 @ 103.81)[1,2]	(B, B3)	02/15/25	7.625	346,000
925	Altice Luxembourg S.A., Rule 144A, Company Guaranteed Notes (Callable 05/15/17 @ 105.81)[1]	(B, B3)	05/15/22	7.750	837,125
1,850	Block Communications, Inc., Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 103.63)[1,2]	(B+, B1)	02/01/20	7.250	1,850,000
500	Cequel Capital Corp., Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 104.78)[1]	(B-, Caa1)	09/15/20	6.375	490,625
685	CSC Holdings LLC, Global Senior Unsecured Notes	(BB, Ba2)	06/01/24	5.250	602,800
500	DISH DBS Corp., Global Company Guaranteed Notes	(BB-, Ba3)	06/01/21	6.750	505,000
1,175	Midcontinent Communications & Midcontinent Finance Corp., Rule 144A, Company Guaranteed Notes (Callable 08/15/18 @ 105.16)[1]	(B, B3)	08/15/23	6.875	1,195,562
400	Neptune Finco Corp., Rule 144A, Senior Secured Notes (Callable 10/15/20 @ 103.31)[1]	(BB-, Ba1)	10/15/25	6.625	417,000
400	Neptune Finco Corp., Rule 144A, Senior Unsecured Notes (Callable 10/15/20 @ 105.44)[1]	(B-, B2)	10/15/25	10.875	420,000
700	Numericable-SFR SAS, Rule 144A, Senior Secured Notes (Callable 05/15/17 @ 104.50)[1]	(B+, B1)	05/15/22	6.000	680,750
1,200	Numericable-SFR SAS, Rule 144A, Senior Secured Notes (Callable 05/15/19 @ 103.13)[1]	(B+, B1)	05/15/24	6.250	1,161,000

					9,299,862

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2015

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Chemicals (4.2%)
$1,225	A Schulman, Inc., Rule 144A, Company Guaranteed Notes (Callable 06/01/18 @ 105.16)[1]	(B+, B3)	06/01/23	6.875	$1,179,062
150	Axiall Corp., Global Company Guaranteed Notes (Callable 05/15/18 @ 102.44)	(BB, Ba3)	05/15/23	4.875	135,563
600	Blue Cube Spinco, Inc., Rule 144A, Company Guaranteed Notes (Callable 10/15/20 @ 105.00)[1]	(BB+, Ba1)	10/15/25	10.000	663,000
500	Chemtura Corp., Company Guaranteed Notes (Callable 07/15/16 @ 104.31)	(BB-, B1)	07/15/21	5.750	505,000
1,450	GrafTech International Ltd., Global Company Guaranteed Notes (Callable 11/15/16 @ 103.19)	(B, B1)	11/15/20	6.375	848,250
350	Ineos Group Holdings S.A., Rule 144A, Company Guaranteed Notes (Callable 02/01/16 @ 103.06)[1,2]	(B-, B3)	08/15/18	6.125	347,813
750	Ineos Group Holdings S.A., Rule 144A, Company Guaranteed Notes (Callable 02/15/16 @ 102.94)[1,2]	(B-, B3)	02/15/19	5.875	730,312
1,020	OMNOVA Solutions, Inc., Global Company Guaranteed Notes (Callable 02/01/16 @ 101.97)	(B-, B2)	11/01/18	7.875	1,004,700
276	Reichhold Industries, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/16 @ 100.00)[1,3,4]	(NR, NR)	05/08/17	9.000	116,037
1,100	The Chemours Co., Rule 144A, Senior Unsecured Notes (Callable 05/15/20 @ 103.50)[1,2]	(BB-, B1)	05/15/25	7.000	753,500
475	Tronox Finance LLC, Global Company Guaranteed Notes (Callable 02/01/16 @ 104.78)[2]	(B+, Caa1)	08/15/20	6.375	288,230
600	Univar U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 07/15/18 @ 103.38)[1,2]	(B, Caa1)	07/15/23	6.750	549,000

					7,120,467

Consumer/Commercial/Lease Financing (1.0%)
2,000	Infinity Acquisition Finance Corp., Rule 144A, Senior Secured Notes (Callable 08/01/17 @ 103.63)[1]	(CCC+, Caa2)	08/01/22	7.250	1,730,000

Energy - Exploration & Production (4.3%)
2,230	Bonanza Creek Energy, Inc., Global Company Guaranteed Notes (Callable 04/15/17 @ 103.38)	(CCC+, B3)	04/15/21	6.750	1,360,300
1,200	Comstock Resources, Inc., Company Guaranteed Notes (Callable 02/01/16 @ 103.88)	(CCC, Caa3)	04/01/19	7.750	186,000
900	Det Norske Oljeselskap ASA, Rule 144A, Subordinated Notes (Callable 05/27/19 @ 105.13)[1]	(NR, NR)	05/27/22	10.250	816,750
1,975	EPL Oil & Gas, Inc., Global Company Guaranteed Notes (Callable 02/01/16 @ 104.13)[2]	(CCC, Ca)	02/15/18	8.250	533,250
958	Harkand Finance, Inc., 7.800% Cash, 0.600% PIK, Reg S, Rule 144A, Senior Secured Notes (Callable 03/28/16 @ 104.50)[1,5,6]	(NR, NR)	03/28/19	8.400	555,532
475	Oasis Petroleum, Inc., Company Guaranteed Notes (Callable 11/01/16 @ 103.25)	(B+, B2)	11/01/21	6.500	317,062
895	Oasis Petroleum, Inc., Global Company Guaranteed Notes (Callable 09/15/17 @ 103.44)[2]	(B+, B2)	03/15/22	6.875	577,275
1,510	PDC Energy, Inc., Global Company Guaranteed Notes (Callable 10/15/17 @ 103.88)	(B+, B2)	10/15/22	7.750	1,457,150
1,500	Stone Energy Corp., Global Company Guaranteed Notes (Callable 11/15/17 @ 103.75)	(B-, B3)	11/15/22	7.500	502,500
1,124	W&T Offshore, Inc., Global Company Guaranteed Notes (Callable 02/01/16 @ 104.25)	(CCC+, Caa1)	06/15/19	8.500	399,020
650	Whiting Petroleum Corp., Company Guaranteed Notes (Callable 12/15/20 @ 100.00)[2]	(BB-, Ba3)	03/15/21	5.750	477,100

					7,181,939

Food - Wholesale (0.6%)
1,000	Dole Food Co., Inc., Rule 144A, Senior Secured Notes (Callable 02/01/16 @ 103.63)[1]	(CCC+, B3)	05/01/19	7.250	992,500

Forestry & Paper (0.0%)
1,000	Stone & Webster, Inc.[3,4,7]	(NR, NR)	10/23/19	0.000	2,000

Gaming (0.8%)
555	Choctaw Resort Development Enterprise, Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 100.00)[1]	(B-, Caa1)	11/15/19	7.250	538,350
750	Safari Holding Verwaltungs GmbH, Rule 144A, Senior Secured Notes (Callable 02/15/17 @ 104.13)[1,8]	(B, B2)	02/15/21	8.250	861,462

					1,399,812

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2015

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Gas Distribution (2.5%)
$1,500	Energy Transfer Equity LP, Senior Secured Notes	(BB, Ba2)	10/15/20	7.500	$1,395,000
750	Genesis Energy Finance Corp., Company Guaranteed Notes (Callable 06/15/19 @ 102.81)	(B+, B1)	06/15/24	5.625	573,750
350	Genesis Energy Finance Corp., Global Company Guaranteed Notes (Callable 02/15/17 @ 102.88)	(B+, B1)	02/15/21	5.750	297,500
2,000	Holly Energy Finance Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 103.25)	(BB, B1)	03/01/20	6.500	1,990,000

					4,256,250

Health Facilities (1.8%)
1,725	Covenant Surgical Partners, Inc., Rule 144A, Senior Secured Notes (Callable 08/01/16 @ 106.56)[1]	(B-, B3)	08/01/19	8.750	1,690,500
1,000	Tenet Healthcare Corp., Global Senior Unsecured Notes	(CCC+, B3)	04/01/22	8.125	1,002,500
300	Tenet Healthcare Corp., Global Senior Unsecured Notes[2]	(CCC+, B3)	06/15/23	6.750	278,813

					2,971,813

Health Services (0.5%)
900	Emdeon, Inc., Rule 144A, Company Guaranteed Notes (Callable 08/15/17 @ 104.50)[1]	(CCC+, Caa1)	02/15/21	6.000	839,250

Insurance Brokerage (1.2%)
775	Hub Holdings Finance, Inc., 8.125% Cash, 8.875% PIK, Rule 144A, Senior Unsecured Notes (Callable 02/01/16 @ 102.00)[1,5]	(CCC+, Caa2)	07/15/19	17.000	728,500
550	HUB International Ltd., Rule 144A, Senior Unsecured Notes (Callable 10/01/16 @ 105.91)[1]	(CCC+, Caa1)	10/01/21	7.875	496,375
900	National Financial Partners Corp., Rule 144A, Senior Unsecured Notes (Callable 07/15/16 @ 106.75)[1]	(CCC+, Caa2)	07/15/21	9.000	826,875

					2,051,750

Investments & Misc. Financial Services (2.1%)
750	Cabot Financial Luxembourg S.A., Rule 144A, Senior Secured Notes (Callable 02/01/16 @ 107.78)[1,9]	(B+, B2)	10/01/19	10.375	1,187,901
1,150	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/01/16 @ 105.53)[1]	(B, B1)	04/01/20	7.375	1,026,375
400	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 04/15/17 @ 105.16)[1]	(B, B1)	04/15/22	6.875	338,000
300	Jefferies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 10/15/17 @ 105.63)[1]	(B, B1)	04/15/21	7.500	265,125
750	Rialto Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/16 @ 103.50)[1]	(B, B2)	12/01/18	7.000	765,000

					3,582,401

Machinery (0.3%)
475	CNH Industrial Capital LLC, Company Guaranteed Notes[2]	(BB, Ba1)	11/06/20	4.375	448,875

Media Content (1.6%)
1,000	Nexstar Broadcasting, Inc., Rule 144A, Company Guaranteed Notes (Callable 02/15/18 @ 103.06)[1]	(B+, B3)	02/15/22	6.125	982,500
573	Sinclair Television Group, Inc., Global Company Guaranteed Notes (Callable 10/01/17 @ 103.06)	(B+, B1)	10/01/22	6.125	587,325
1,000	Sinclair Television Group, Inc., Global Company Guaranteed Notes (Callable 11/01/16 @ 104.78)	(B+, B1)	11/01/21	6.375	1,035,000

					2,604,825

Medical Products (0.5%)
875	Sterigenics-Nordion Holdings LLC, Rule 144A, Senior Unsecured Notes (Callable 05/15/18 @ 104.88)[1]	(CCC+, Caa1)	05/15/23	6.500	837,813

Metals & Mining - Excluding Steel (3.2%)
1,350	Boart Longyear Management Pty. Ltd., Rule 144A, Company Guaranteed Notes (Callable 04/01/16 @ 103.50)[1,2]	(CCC+, Caa2)	04/01/21	7.000	550,125
230	Boart Longyear Management Pty. Ltd., Rule 144A, Senior Secured Notes[1]	(B, B3)	10/01/18	10.000	170,200
1,050	Eldorado Gold Corp., Rule 144A, Company Guaranteed Notes (Callable 12/15/16 @ 103.06)[1]	(BB, Ba3)	12/15/20	6.125	924,000

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2015

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Metals & Mining - Excluding Steel
$1,400	Global Brass & Copper, Inc., Global Senior Secured Notes (Callable 06/01/16 @ 104.75)	(B+, B3)	06/01/19	9.500	$1,487,500
2,120	Noranda Aluminum Acquisition Corp., Global Company Guaranteed Notes (Callable 03/01/16 @ 105.50)	(CCC-, Caa3)	06/01/19	11.000	312,700
3,325	Taseko Mines Ltd., Company Guaranteed Notes (Callable 02/01/16 @ 103.88)[2]	(B-, B3)	04/15/19	7.750	1,812,125
1,500	Xinergy Corp., Rule 144A, Senior Secured Notes (Callable 02/01/16 @ 104.63)[1,10]	(NR, NR)	05/15/19	9.250	127,500

					5,384,150

Oil Field Equipment & Services (3.3%)
1,900	Calfrac Holdings LP, Rule 144A, Company Guaranteed Notes (Callable 02/01/16 @ 103.75)[1,2]	(B, Caa1)	12/01/20	7.500	764,750
1,825	FTS International, Inc., Global Senior Secured Notes (Callable 05/01/17 @ 104.69)	(CCC+, Caa2)	05/01/22	6.250	520,125
600	Pacific Drilling V Ltd., Rule 144A, Senior Secured Notes (Callable 02/01/16 @ 103.63)[1]	(B, Caa3)	12/01/17	7.250	312,000
950	Parker Drilling Co., Global Company Guaranteed Notes (Callable 01/15/18 @ 103.38)	(B+, B2)	07/15/22	6.750	655,500
1,150	Pioneer Energy Services Corp., Global Company Guaranteed Notes (Callable 03/15/17 @ 104.59)	(B+, B3)	03/15/22	6.125	540,500
1,500	Shelf Drilling Holdings Ltd., Rule 144A, Secured Notes (Callable 02/01/16 @ 104.31)[1,2]	(B2, B1)	11/01/18	8.625	1,095,000
1,600	Sidewinder Drilling, Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 104.88)[1]	(CCC+, Ca)	11/15/19	9.750	712,000
1,000	Trinidad Drilling Ltd., Rule 144A, Company Guaranteed Notes (Callable 02/01/16 @ 101.97)[1]	(BB, B1)	01/15/19	7.875	885,000

					5,484,875

Oil Refining & Marketing (3.4%)
500	CITGO Petroleum Corp., Rule 144A, Senior Secured Notes (Callable 08/15/17 @ 104.69)[1]	(B+, B3)	08/15/22	6.250	482,500
2,000	Coffeyville Finance, Inc., Global Company Guaranteed Notes (Callable 11/01/17 @ 103.25)	(BB-, B1)	11/01/22	6.500	1,950,000
975	Northern Tier Finance Corp., Global Senior Secured Notes (Callable 02/01/16 @ 105.34)	(BB-, B1)	11/15/20	7.125	989,625
1,850	PBF Finance Corp., Global Senior Secured Notes (Callable 02/15/16 @ 104.13)[2]	(BBB-, B1)	02/15/20	8.250	1,924,000
300	Western Refining, Inc., Global Company Guaranteed Notes (Callable 04/01/17 @ 103.13)	(B+, B3)	04/01/21	6.250	289,500

					5,635,625

Packaging (1.9%)
500	Ardagh Holdings U.S.A., Inc., Rule 144A, Company Guaranteed Notes (Callable 01/31/17 @ 103.38)[1]	(CCC+, Caa1)	01/31/21	6.750	482,500
88	Ardagh Holdings U.S.A., Inc., Rule 144A, Senior Unsecured Notes (Callable 11/15/16 @ 103.50)[1]	(NR, Caa1)	11/15/20	7.000	87,133
300	Ardagh Packaging Finance PLC, Rule 144A, Company Guaranteed Notes (Callable 02/01/16 @ 104.63)[1,8]	(CCC+, Caa1)	10/15/20	9.250	341,658
1,850	Reynolds Group Issuer LLC, Global Company Guaranteed Notes (Callable 02/15/16 @ 104.13)	(CCC+, Caa2)	02/15/21	8.250	1,789,875
450	SIG Combibloc Holdings S.C.A., Rule 144A, Senior Unsecured Notes (Callable 02/15/18 @ 103.88)[1,8]	(B-, Caa1)	02/15/23	7.750	512,030

					3,213,196

Personal & Household Products (0.9%)
1,125	NBTY, Inc., Global Company Guaranteed Notes (Callable 02/01/16 @ 102.25)	(B-, B3)	10/01/18	9.000	1,141,751
400	Prestige Brands, Inc., Global Company Guaranteed Notes (Callable 02/01/16 @ 104.06)[2]	(B-, Caa1)	02/01/20	8.125	416,000

					1,557,751

Pharmaceuticals (1.6%)
800	AMAG Pharmaceuticals, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/18 @ 105.91)[1,2]	(B+, B3)	09/01/23	7.875	708,000
800	Capsugel S.A., 7.000 Cash%, 7.750% PIK, Rule 144A, Senior Unsecured Notes (Callable 01/19/16 @ 101.00)[1,5]	(B-, Caa1)	05/15/19	14.750	781,500
261	inVentiv Health, Inc., 10.000% Cash, 12.000% PIK, Rule 144A, Secured Notes (Callable 02/01/16 @ 105.00)[1,5]	(CCC, Caa1)	08/15/18	22.000	248,293
168	inVentiv Health, Inc., Global Company Guaranteed Notes (Callable 02/01/16 @ 102.50)	(CCC, Caa2)	08/15/18	10.000	167,160
250	Valeant Pharmaceuticals International, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/15/17 @ 102.69)[1]	(B-, B1)	03/15/20	5.375	236,250
625	Valeant Pharmaceuticals International, Rule 144A, Company Guaranteed Notes (Callable 10/15/16 @ 103.19)[1]	(B-, B1)	10/15/20	6.375	606,250

					2,747,453

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2015

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Printing & Publishing (1.0%)
$1,790	Harland Clarke Holdings Corp., Rule 144A, Senior Secured Notes (Callable 02/01/16 @ 104.88)[1]	(BB-, B1)	08/01/18	9.750	$1,657,988

Property & Casualty Insurance (0.6%)
1,150	York Risk Services Holding Corp., Rule 144A, Company Guaranteed Notes (Callable 10/01/17 @ 106.38)[1]	(CCC+, Caa2)	10/01/22	8.500	947,313

Real Estate Development & Management (0.3%)
500	DuPont Fabros Technology LP, Company Guaranteed Notes (Callable 06/15/18 @ 104.22)	(BB, Ba1)	06/15/23	5.625	506,250

Real Estate Investment Trusts (2.2%)
1,398	iStar, Inc., Senior Unsecured Notes (Callable 07/01/16 @ 102.50)	(B+, B2)	07/01/19	5.000	1,363,050
500	MPT Finance Corp., Company Guaranteed Notes (Callable 02/15/17 @ 103.19)	(BBB-, Ba1)	02/15/22	6.375	511,875
1,175	QTS Finance Corp., Global Company Guaranteed Notes (Callable 08/01/17 @ 104.41)	(BB-, B2)	08/01/22	5.875	1,202,906
575	The Geo Group, Inc., Global Company Guaranteed Notes (Callable 02/15/16 @ 103.31)	(BB-, Ba3)	02/15/21	6.625	592,250

					3,670,081

Recreation & Travel (0.9%)
1,275	ClubCorp Club Operations, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/15/18 @ 106.19)[1]	(B-, B3)	12/15/23	8.250	1,255,875
250	Six Flags Entertainment Corp., Rule 144A, Company Guaranteed Notes (Callable 02/01/16 @ 103.94)[1]	(BB-, B3)	01/15/21	5.250	254,375

					1,510,250

Software - Services (2.4%)
685	Audatex North America, Inc., Rule 144A, Company Guaranteed Notes (Callable 11/01/18 @ 103.06)[1]	(BB-, B1)	11/01/23	6.125	691,850
900	Optimas OE Solutions, Inc., Rule 144A, Senior Secured Notes (Callable 06/01/18 @ 104.31)[1]	(B-, B3)	06/01/21	8.625	774,000
1,100	Riverbed Technology, Inc., Rule 144A, Company Guaranteed Notes (Callable 03/01/18 @ 104.44)[1]	(CCC+, Caa1)	03/01/23	8.875	1,021,625
975	Sungard Availability Services Capital, Inc., Rule 144A, Company Guaranteed Notes (Callable 04/01/19 @ 104.38)[1]	(CCC+, Caa1)	04/01/22	8.750	602,062
1,998	Syniverse Holdings, Inc., Global Company Guaranteed Notes (Callable 02/01/16 @ 102.28)	(CCC+, Caa2)	01/15/19	9.125	924,075

					4,013,612

Specialty Retail (0.7%)
775	Beverages & More, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/16 @ 105.00)[1]	(B-, Caa1)	11/15/18	10.000	723,656
350	Caleres, Inc., Global Company Guaranteed Notes (Callable 08/15/18 @ 104.69)	(BB, B1)	08/15/23	6.250	346,500
200	Takko Luxembourg 2 S.C.A., Rule 144A, Senior Secured Notes (Callable 04/15/16 @ 104.94)[1,8]	(CCC+, Caa1)	04/15/19	9.875	116,890

					1,187,046

Steel Producers/Products (0.5%)
1,200	JMC Steel Group, Inc., 144A, Senior Unsecured Notes (Callable 02/01/16 @ $104.13)[1,2]	(B-, Caa1)	03/15/18	8.250	804,744

Support - Services (2.9%)
250	Brand Energy & Infrastructure Services, Inc., Rule 144A, Company Guaranteed Notes (Callable 12/01/16 @ 106.38)[1]	(CCC+, Caa1)	12/01/21	8.500	216,250
1,075	CoreLogic, Inc., Global Company Guaranteed Notes (Callable 06/01/16 @ 103.63)	(B+, Ba3)	06/01/21	7.250	1,123,375
750	Garda World Security Corp., Rule 144A, Company Guaranteed Notes (Callable 11/15/16 @ 105.44)[1]	(CCC+, Caa1)	11/15/21	7.250	648,750
1,731	H&E Equipment Services, Inc., Global Company Guaranteed Notes (Callable 09/01/17 @ 103.50)[2]	(BB-, B3)	09/01/22	7.000	1,705,035
800	Light Tower Rentals, Inc., Rule 144A, Senior Secured Notes (Callable 08/01/16 @ 106.09)[1]	(B-, B3)	08/01/19	8.125	412,000
1,000	NCSG Crane & Heavy Haul Services, Inc., Rule 144A, Secured Notes (Callable 08/15/17 @ 109.50)[1]	(B-, Caa2)	08/15/19	9.500	432,500
325	Safway Finance Corp., Rule 144A, Secured Notes (Callable 02/01/16 @ 103.50)[1]	(B+, B3)	05/15/18	7.000	325,812

					4,863,722

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2015

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

CORPORATE BONDS (continued)
Tech Hardware & Equipment (3.4%)
$500	Anixter, Inc., Global Company Guaranteed Notes	(BB, Ba3)	05/01/19	5.625	$521,875
900	Anixter, Inc., Rule 144A, Company Guaranteed Notes[1]	(BB, Ba3)	03/01/23	5.500	906,750
700	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/16 @ 103.50)[1,2]	(B, B1)	04/01/19	7.000	521,500
750	Avaya, Inc., Rule 144A, Senior Secured Notes (Callable 02/01/16 @ 104.50)[1]	(B, B1)	04/01/19	9.000	579,375
1,550	Belden, Inc., Rule 144A, Company Guaranteed Notes (Callable 09/01/17 @ 102.75)[1]	(B+, Ba3)	09/01/22	5.500	1,499,625
875	CommScope Technologies Finance LLC, Rule 144A, Senior Unsecured Notes (Callable 06/15/20 @ 103.00)[1]	(B, B2)	06/15/25	6.000	844,375
1,000	Dell, Inc., Global Senior Unsecured Notes	(BB+, Ba3)	04/15/38	6.500	825,000

					5,698,500

Telecom - Satellite (1.4%)
482	Hughes Satellite Systems Corp., Global Company Guaranteed Notes	(BB-, B3)	06/15/21	7.625	512,728
600	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 02/01/16 @ 103.63)	(B+, B3)	04/01/19	7.250	553,500
750	Intelsat Jackson Holdings S.A., Global Company Guaranteed Notes (Callable 04/01/16 @ 103.75)[2]	(B+, B3)	04/01/21	7.500	656,250
250	Intelsat Luxembourg S.A., Global Company Guaranteed Notes (Callable 06/01/16 @ 101.69)[2]	(CCC+, Caa2)	06/01/18	6.750	186,250
800	Intelsat Luxembourg S.A., Global Company Guaranteed Notes (Callable 06/01/17 @ 103.88)	(CCC+, Caa2)	06/01/21	7.750	378,000

					2,286,728

Telecom - Wireless (2.1%)
225	Sprint Corp., Global Company Guaranteed Notes	(B+, Caa1)	09/15/23	7.875	169,538
650	Sprint Corp., Global Company Guaranteed Notes	(B+, Caa1)	06/15/24	7.125	472,062
700	Sprint Corp., Global Company Guaranteed Notes (Callable 11/15/24 @ 100.00)	(B+, Caa1)	02/15/25	7.625	514,500
700	T-Mobile U.S.A., Inc., Company Guaranteed Notes (Callable 01/15/21 @ 103.25)	(BB, Ba3)	01/15/26	6.500	708,393
1,575	T-Mobile U.S.A., Inc., Global Company Guaranteed Notes (Callable 09/01/19 @ 103.19)	(BB, Ba3)	03/01/25	6.375	1,598,625

					3,463,118

Telecom - Wireline Integrated & Services (0.8%)
350	Hellas Telecommunications Luxembourg II S.C.A., Rule 144A, Subordinated Notes[1,3,4,7,10]	(NR, NR)	01/15/15	0.000	—
1,000	NeuStar, Inc., Global Company Guaranteed Notes (Callable 01/15/18 @ 102.25)[2]	(B, B2)	01/15/23	4.500	806,000
625	Zayo Capital, Inc., Global Company Guaranteed Notes (Callable 04/01/18 @ 104.50)	(B-, Caa1)	04/01/23	6.000	593,750

					1,399,750

Theaters & Entertainment (2.0%)
775	AMC Entertainment, Inc., Global Company Guaranteed Notes (Callable 02/15/17 @ 104.41)	(B, B2)	02/15/22	5.875	790,500
650	Carmike Cinemas, Inc., Rule 144A, Secured Notes (Callable 06/15/18 @ 104.50)[1]	(BB, B1)	06/15/23	6.000	667,875
1,815	National CineMedia LLC, Global Senior Unsecured Notes (Callable 07/15/16 @ 103.94)	(B, B2)	07/15/21	7.875	1,896,675

					3,355,050

Transport Infrastructure/Services (0.1%)
400	Navios Maritime Finance II U.S., Inc., Rule 144A, Senior Secured Notes (Callable 01/15/17 @ 105.53)[1]	(B+, B1)	01/15/22	7.375	201,500

TOTAL CORPORATE BONDS (Cost $146,997,911)					121,022,146

BANK LOANS (14.4%)
Auto Parts & Equipment (0.9%)
950	Jason, Inc.[4,11]	(CCC+, Caa1)	06/30/22	9.000	755,250
760	U.S. Farathane LLC[11]	(B+, B2)	12/23/21	6.750	753,350

					1,508,600

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2015

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)
Building Materials (0.7%)
$1,101	Panolam Industries International, Inc.[4,11]	(BB-, B2)	08/23/17	7.272	$1,095,863

Chemicals (2.9%)
1,750	AZ Chem U.S., Inc.[11]	(CCC+, B1)	06/10/22	7.500	1,751,461
1,965	Ravago Holdings America, Inc.[11]	(BB+, B2)	12/20/20	5.500	1,956,001
1,500	Solenis International LP11	(B-, Caa1)	07/31/22	7.750	1,205,625

					4,913,087

Diversified Capital Goods (0.5%)
930	Dynacast International LLC[11]	(B-, Caa1)	01/30/23	9.500	902,100

Electronics (0.6%)
1,046	FIDJI Luxembourg (BC4) Sarl[11]	(BB-, B1)	12/24/20	6.250	1,043,200

Food - Wholesale (0.3%)
500	Del Monte Foods, Inc.[11]	(CCC, Caa1)	08/18/21	8.250	411,667

Gaming (1.0%)
750	CBAC Borrower LLC[11]	(B-, B3)	07/02/20	8.250	708,750
997	ROC Finance LLC[11]	(B+, B2)	06/20/19	5.000	934,276

					1,643,026

Health Services (0.4%)
750	Phillips-Medisize Corp.[11]	(CCC+, Caa2)	06/16/22	8.250	714,375

Investments & Misc. Financial Services (0.8%)
463	Liquidnet Holdings, Inc.[11]	(B, B3)	05/22/19	7.750	448,625
1,000	Mergermarket U.S.A., Inc.[11]	(CCC+, Caa2)	02/04/22	7.500	892,500

					1,341,125

Machinery (0.8%)
1,250	CPM Holdings, Inc.[4,11]	(B, Caa1)	04/10/23	10.250	1,256,250

Media Content (0.3%)
500	DLG Acquisitions Ltd.[8,11]	(B-, Caa2)	06/30/22	8.250	507,845

Oil Field Equipment & Services (0.3%)
1,000	Shelf Drilling Holdings Ltd.[11]	(B-, B2)	10/08/18	10.000	575,000

Recreation & Travel (1.1%)
980	Abercrombie & Kent U.S. Group Holdings, Inc.[3,4,11]	(NR, NR)	12/07/18	5.000	913,850
1,000	Legendary Pictures Funding LLC[4,11]	(NR, NR)	04/22/20	7.000	990,000

					1,903,850

Software - Services (1.2%)
1,000	Deltek, Inc.[11]	(CCC+, Caa2)	06/25/23	9.500	991,250
983	Intralinks, Inc.[4,11]	(BB, B2)	02/24/19	7.250	975,131

					1,966,381

Specialty Retail (0.8%)
1,500	BJ’s Wholesale Club, Inc.[11]	(CCC, Caa2)	03/26/20	8.500	1,350,000

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2015

Par (000)		Ratings† (S&P/Moody’s)	Maturity	Rate%	Value

BANK LOANS (continued)
Steel Producers/Products (0.5%)
$1,000	Atkore International, Inc.[11]	(CCC+, Caa2)	10/09/21	7.750	$876,250

Telecom - Wireline Integrated & Services (0.6%)
1,000	Omnitracs, Inc.[11]	(CCC+, Caa1)	05/25/21	8.750	987,500

Theaters & Entertainment (0.3%)
1,000	CKX, Inc.[4,11]	(CCC-, Caa2)	06/21/17	11.000	430,000

Transport Infrastructure/Services (0.4%)
680	PODS LLC[11]	(CCC+, Caa1)	02/02/23	9.250	669,800

TOTAL BANK LOANS (Cost $25,848,221)					24,095,919

ASSET BACKED SECURITIES (6.9%)
Collateralized Debt Obligations (6.9%)
1,000	Carlyle Global Market Strategies CLO Ltd., 2012-4A, Rule 144A1,4,7	(NR, NR)	01/20/25	0.000	739,808
2,000	CIFC Funding Ltd., 2012-2A, Rule 144A1,11	(BB-, NR)	12/05/24	6.202	1,834,152
1,250	Eaton Vance CLO Ltd., 2014-1A, Rule 144A1,11	(NR, Ba3)	07/15/26	5.351	884,421
1,000	ECP CLO Ltd., 2013-5A, Rule 144A1,11	(BB, NR)	01/20/25	4.517	672,401
1,000	Galaxy XIV CLO Ltd., 2012-14A, Rule 144A1,11	(BB, NR)	11/15/24	5.762	855,229
1,000	ING Investment Management CLO Ltd., 2012-1RA, Rule 144A1,4,11	(B, NR)	03/14/22	6.836	983,220
1,000	Jamestown CLO III Ltd., 2013-3A, Rule 144A1,11	(BB-, NR)	01/15/26	4.921	688,421
1,000	JFIN CLO Ltd., 2013-1A, Rule 144A1,11	(BB, NR)	01/20/25	5.067	775,155
1,500	Ocean Trails CLO IV, 2013-4A, Rule 144A1,4,11	(B, NR)	08/13/25	6.259	1,109,891
1,000	Shackleton I CLO Ltd., 2012-1A, Rule 144A1,11	(BB, NR)	08/14/23	6.556	907,711
700	Stewart Park CLO Ltd., 2015-1A, Rule 144A1,4,7	(NR, NR)	04/15/26	0.000	589,355
1,325	Venture XVII CLO Ltd., 2014-17A, Rule 144A1,11	(NR, Ba2)	07/15/26	5.321	957,674
1,000	WhiteHorse VIII Ltd., 2014-1A, Rule 144A1,11	(NR, Ba3)	05/01/26	4.879	639,763

TOTAL ASSET BACKED SECURITIES (Cost $13,909,992)					11,637,201

Number of Shares

COMMON STOCKS (0.0%)
Building Materials (0.0%)
372	Dayton Superior Corp.[3,4,12]				—

Gaming (0.0%)
36,250	Majestic Holdco LLC[3,4,12]				8,610
1,500	Progressive Gaming International Corp.[4,12]				4

					8,614

TOTAL COMMON STOCKS (Cost $323,430)					8,614

PREFERRED STOCK (0.0%)
Building Materials (0.0%)
413	Dayton Superior Corp.[3,4,12] (Cost $156,000)				—

SHORT-TERM INVESTMENTS (14.7%)
15,454,415	State Street Navigator Prime Portfolio, 0.31%[13]				15,454,415

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Schedule of Investments (continued)

December 31, 2015

Par (000)		Maturity	Rate%	Value

SHORT-TERM INVESTMENTS (continued)
$9,222	State Street Bank and Trust Co. Euro Time Deposit	01/04/16	0.010	$9,222,334

TOTAL SHORT-TERM INVESTMENTS (Cost $24,676,749)				24,676,749

TOTAL INVESTMENTS AT VALUE (108.1%) (Cost $211,912,303)				181,440,629

LIABILITIES IN EXCESS OF OTHER ASSETS (-8.1%)				(13,593,020)

NET ASSETS (100.0%)				$167,847,609

†	Credit ratings given by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) are unaudited.

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2015, these securities amounted to a value of $75,247,874 or 44.8% of net assets.

[2]	Security or portion thereof is out on loan (See note 2-I).

[3]	Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

[4]	Illiquid security (unaudited).

[5]	PIK: Payment-in-kind security for which part of the income earned may be paid as additional principal.

[6]	REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

[7]	Zero-coupon security.

[8]	This security is denominated in Euro.

[9]	This security is denominated in British Pound.

[10]	Bond is currently in default.

[11]	Variable rate obligations - The interest rate is the rate as of December 31, 2015.

[12]	Non-income producing security.

[13]	Represents security purchased with cash collateral received for securities on loan. The rate shown is the annualized one-day yield at December 31, 2015.

INVESTMENT ABBREVIATION

NR = Not Rated (unaudited)

Forward Foreign Currency Contracts

Forward Foreign Currency to be Purchased (Local)		Forward Foreign Currency to be Sold (Local)		Expiration Date	Counterparty	Value on Settlement Date	Current Value/Notional	Net Unrealized Appreciation (Depreciation)
EUR	38,000	USD	41,809	03/16/16	Morgan Stanley	$41,809	$41,353	$(456)
USD	17,705	EUR	16,500	01/15/16	Morgan Stanley	(17,705)	(17,928)	(223)
USD	2,554,986	EUR	2,245,500	01/15/16	Morgan Stanley	(2,554,986)	(2,439,893)	115,093
USD	1,269,257	GBP	828,000	01/15/16	Morgan Stanley	(1,269,257)	(1,220,425)	48,832

								$163,246

Currency Abbreviations:

EUR = Euro

GBP = British Pound

USD = United States Dollar

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Assets and Liabilities

December 31, 2015

Assets
Investments at value, including collateral for securities on loan of $15,454,415 (Cost $211,912,303) (Note 2)	$181,440,629 [1]
Cash	67,889
Foreign currency at value (cost $25,204)	24,068
Dividend and interest receivable	3,336,084
Unrealized appreciation on forward currency contracts (Note 2)	163,925
Receivable for investments sold	12,500
Prepaid expenses and other assets	18,232

Total assets	185,063,327

Liabilities
Investment advisory fee payable (Note 3)	187,664
Administrative services fee payable (Note 3)	18,132
Payable upon return of securities loaned (Note 2)	15,454,415
Payable for investments purchased	1,475,000
Directors’ fee payable	6,662
Unrealized depreciation on forward currency contracts (Note 2)	679
Accrued expenses	73,166

Total liabilities	17,215,718

Net Assets
Applicable to 52,275,901 shares outstanding	$167,847,609

Net Assets
Capital stock, $.001 par value (Note 6)	$52,276
Paid-in capital (Note 6)	233,346,102
Accumulated net investment loss	(63,139)
Accumulated net realized loss on investments and foreign currency transactions	(35,176,501)
Net unrealized depreciation from investments and foreign currency translations	(30,311,129)

Net assets	$167,847,609

Net Asset Value Per Share ($167,847,609 / 52,275,901)	$3.21

Market Price Per Share	$2.78

[1]	Including $15,126,615 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Operations

For the Year Ended December 31, 2015

Investment Income
Interest	$14,429,304
Securities lending (net of rebates)	110,681
Foreign taxes withheld	(188)

Total investment income	14,539,797

Expenses
Investment advisory fees (Note 3)	802,794
Administrative services fees (Note 3)	53,936
Directors’ fees	133,900
Transfer agent fees	51,017
Audit and tax fees	49,100
Printing fees	47,048
Legal fees	24,270
Custodian fees	23,840
Stock exchange listing fees	17,172
Commitment fees (Note 4)	8,951
Insurance expense	5,827
Interest expense (Note 4)	74
Miscellaneous expense	10,157

Total expenses	1,228,086

Net investment income	13,311,711

Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	715,355
Net realized gain from foreign currency transactions	445,079
Net change in unrealized appreciation (depreciation) from investments	(22,203,476)
Net change in unrealized appreciation (depreciation) from foreign currency translations	(29,959)

Net realized and unrealized loss from investments and foreign currency related items	(21,073,001)

Net decrease in net assets resulting from operations	$(7,761,290)

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Statement of Changes in Net Assets

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
From Operations
Net investment income	$13,311,711	$13,182,736
Net realized gain from investments and foreign currency transactions	1,160,434	2,123,281
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(22,233,435)	(12,386,485)

Net increase (decrease) in net assets resulting from operations	(7,761,290)	2,919,532

From Dividends and Distributions
Dividends from net investment income	(13,796,877)	(14,153,373)
Return of Capital	—	(265,864)

Net decrease in net assets resulting from dividends and distributions	(13,796,877)	(14,419,237)

From Capital Share Transactions (Note 6)
Issuance of 18,690 and 16,858 shares through the directors compensation plan (Note 3)	62,993	62,984

Net increase in net assets from capital share transactions	62,993	62,984

Net decrease in net assets	(21,495,174)	(11,436,721)
Net Assets
Beginning of year	189,342,783	200,779,504

End of year	$167,847,609	$189,342,783

Accumulated net investment loss	$(63,139)	$(111,953)

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Financial Highlights

	For the Year Ended December 31,
	2015	2014	2013	2012	2011
Per share operating performance
Net asset value, beginning of year	$3.62	$3.84	$3.80	$3.60	$3.70

INVESTMENT OPERATIONS
Net investment income	0.25	0.25	0.28	0.32	0.30
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(0.40)	(0.19)	0.05	0.20	(0.11)

Total from investment activities	(0.15)	0.06	0.33	0.52	0.19

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.26)	(0.27)	(0.29)	(0.32)	(0.29)
Return of capital	—	(0.01)	(0.01)	—	—

Total dividends and distributions	(0.26)	(0.28)	(0.30)	(0.32)	(0.29)

CAPITAL SHARE TRANSACTIONS
Increase to net asset value due to shares issued through at-the-market offerings	—	—	0.01	—	—

Net asset value, end of year	$3.21	$3.62	$3.84	$3.80	$3.60

Per share market value, end of year	$2.78	$3.29	$3.56	$4.03	$3.65

TOTAL INVESTMENT RETURN[1]
Net asset value	(3.35)%	1.92%	9.34%	14.95%	5.35%
Market value	(7.90)%	(0.09)%	(4.42)%	20.24%	11.02%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$167,848	$189,343	$200,780	$190,673	$180,011
Ratio of expenses to average net assets	0.66%	0.71%	0.76%	0.75%	0.73%
Ratio of expenses to average net assets excluding interest expense	0.66%	—%	—%	—%	—%
Ratio of net investment income to average net assets	7.21%	6.60%	7.40%	8.49%	8.09%
Portfolio turnover rate	51%	67%	69%	67%	57%

[1]	Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on share price and NAV.

See Accompanying Notes to Financial Statements.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements

December 31, 2015

Note 1. Organization

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) was incorporated on February 11, 1987 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to provide current income consistent with the preservation of capital.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under GAAP and follows Accounting Standard Codification (“ASC”) Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the “Exchange”) on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller “odd lot” sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors (the “Board”) to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved and established by the Board.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

Note 2. Significant Accounting Policies (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2015 in valuing the Fund’s assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3		Total
Investments in Securities
Corporate Bonds	$—	$120,904,109	$118,037		$121,022,146
Bank Loans	—	13,064,450	11,031,469		24,095,919
Asset Backed Securities	—	11,637,201	—		11,637,201
Common Stocks	4	8,610	0	[1]	8,614
Preferred Stocks	—	—	0	[1]	0	[1]
Short-term Investments	—	24,676,749	—		24,676,749

	$4	$170,291,119	$11,149,506		$181,440,629

Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$163,925	$—		$163,925

Liabilities	Level 1	Level 2	Level 3		Total
Other Financial Instruments*
Forward Foreign Currency Contracts	$—	$679	$—		$679

[1]	Included a zero valued security.
*	Other financial instruments include unrealized appreciation/(depreciation) on forward foreign currency contracts.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

Note 2. Significant Accounting Policies (continued)

The following is a reconciliation of investments as of December 31, 2015 in which significant unobservable inputs were used in determining value. Transfers in or out of Level 3 represent the end of the period value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

	Corporate Bonds	Bank Loans	Common Stocks	Preferred Stock	Total
Balance as of December 31, 2014	$3,769	$1,700,650	$209,052	$—	$1,913,471
Accrued discounts (premiums)	—	62,352	—	—	62,352
Purchases	—	4,567,350	—	—	4,567,350
Sales	(19)	(50,000)	(285,000)	—	(335,019)
Realized gain (loss)	—	1,124	285,000	—	286,124
Change in unrealized appreciation (depreciation)	(1,750)	(366,126)	(200,443)	—	(568,319)
Transfers into Level 3	116,037	5,546,119	—	—	5,662,156
Transfers out of Level 3	—	(430,000)	(8,609)	—	(438,609)

Balance as of December 31, 2015	$118,037	$11,031,469	$—	$—	$11,149,506

Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2015	$(1,750)	$23,615	$—	$—	$21,865

Quantitative Disclosure About Significant Unobservable Inputs

Asset Class	Fair Value At 12/31/2015	Valuation Technique	Unobservable Input	Range (Weighted Average) (per share)
Corporate Bonds	$118,037	Vendor Pricing	Single Broker Quote	$0.00 – $0.42 ($0.09)
Bank Loans	$11,031,469	Vendor Pricing	Single Broker Quote	$0.58 – $1.01 ($0.93)

Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs Credit Suisse Asset Management LLC, the Fund’s investment adviser (“Credit Suisse” or the “Adviser”) considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company’s financial statements, the company’s products or intended markets or the company’s technologies; (iii) the price of the same or similar security negotiated at arm’s length in an issuer’s completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

For the year ended December 31, 2015, there were no transfers in and out of Level 1 and Level 2, but there was $5,662,156 transferred out from Level 2 to Level 3 due to lack of pricing source supported by observable inputs and $438,609 transferred out from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs. All transfers, if any, are assumed to occur at the end of the reporting period.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

Note 2. Significant Accounting Policies (continued)

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Fund adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a fund disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a fund’s financial position, financial performance and cash flows. For the year ended December 31, 2015, the Fund’s derivatives did not qualify for hedge accounting as they are held at fair value.

Fair Values of Derivative Instruments as of December 31, 2015:

	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Currency Contracts	Unrealized appreciation on forward currency contracts	$163,925	Unrealized depreciation on forward currency contracts	$679

Effect of Derivative Instruments on the Statement of Operations:

	Location	Realized Gain (Loss)	Location	Net Unrealized Appreciation (Depreciation)
Currency Contracts	Net realized gain from forward currency transactions*	$480,401	Net change in unrealized appreciation (depreciation) from forward currency translations*	$(32,334)

*	Statement of Operations includes both forward currency contracts and foreign currency transactions/translations.

The value amount of forward foreign currency contracts for the year ended December 31, 2015 is reflected in the Schedule of Investments. For the year ended December 31, 2015, the Fund had an average monthly value on a net basis of $4,821,074 in forward foreign currency contracts.

The Fund is a party to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Fund. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Fund’s derivative assets net of related collateral held by the Fund at December 31, 2015:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Morgan Stanley	$163,925	$(679)	$—	$—	$163,246

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Fund’s derivative liabilities net of related collateral pledged by the Fund at December 31, 2015:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Morgan Stanley	$679	$(679)	$—	$—	$—

(a)	Forward foreign currency exchange contracts are included.

C) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund isolates that portion of realized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices.

D) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

E) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund declares and pays dividends on a monthly basis and records them on ex-date. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The Fund’s dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of common stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month.

F) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Fund’s intention to continue to qualify as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

Note 2. Significant Accounting Policies (continued)

Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships (“Qualifying Income”).

The Fund adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and procedures. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G) SHORT-TERM INVESTMENTS — The Fund, together with other funds/portfolios advised by Credit Suisse, pools available cash into a short-term variable rate time deposit issued by State Street Bank and Trust Company (“SSB”), the Fund’s custodian. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund will enter into forward foreign currency contracts primarily for hedging foreign currency risk. Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract. The Fund’s open forward foreign currency contracts at December 31, 2015 are disclosed in the Schedule of Investments.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including funds advised by SSB, the Fund’s securities lending agent or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Fund to act as the Fund’s securities lending agent. As of December 31, 2015, the Fund had investment securities on loan with a fair value of $15,126,615 and a related liability of $15,454,415 for collateral received on securities loaned, both of which are presented gross on the Statement of Assets and Liabilities. The collateral for securities loaned is valued consistently to the other investments held by the Fund and is included in level 2 of the fair value hierarchy. For the year ended December 31, 2015, the value of the related collateral exceeded the value of the securities loaned.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

Note 2. Significant Accounting Policies (continued)

The Fund’s securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2015, total earnings from the Fund’s investment in cash collateral received in connection with securities lending arrangements was $131,764, of which $1,726 was rebated to borrowers (brokers). The Fund retained $110,681 in income from the cash collateral investment, and SSB, as lending agent, was paid $19,357. Securities lending income is accrued as earned.

J) OTHER — Lower-rated debt securities (commonly known as “junk bonds”) possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties and investments. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Fund’s Statement of Assets and Liabilities.

In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the Fund’s net asset value.

K) NEW ACCOUNTING PRONOUNCEMENTS — In June 2014, Financial Accounting Standards Board (“FASB”) issued ASU No. 2014-11, “Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

On April 7, 2015, the FASB issued a new ASU No. 2015-03, “Simplifying the Presentation of Debt Issuance Costs”. The ASU requires debt issuance costs to be presented on the balance sheet as a direct deduction from the debt liability. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

In May 2015, the FASB issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently viewing the requirements and believes the adoption of this ASU will not have a material impact on its financial statements.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

Note 2. Significant Accounting Policies (continued)

L) SUBSEQUENT EVENTS — In preparing the financial statements as of December 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Fund. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Fund at a rate per annum, computed weekly and paid quarterly as follows: 0.50% of the lower of the weekly stock price (market value) of the Fund’s outstanding shares or its average weekly net assets. For the year ended December 31, 2015, investment advisory fees earned were $802,794.

SSB serves as Accounting and Administrative Agent for the Fund. For its administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2015, administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Fund were $53,936.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares. During the years ended December 31, 2015 and 2014, 18,690 shares and 16,858 shares were issued through the Directors’ compensation plan, respectively. Directors as a group own less than 1% of the Fund’s outstanding shares.

Note 4. Line of Credit

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the “Participating Funds”), participates in a committed, unsecured line of credit facility (“Credit Facility”), in an aggregated amount of $200 million for temporary or emergency purposes with SSB under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2015, the Fund had loan outstanding under the Credit Facility of $0. During the year ended December 31, 2015, the Fund had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding	Interest Expense
$5,266	1.39%	$482,000	$74

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) were $91,674,607 and $96,631,696, respectively.

Note 6. Fund Shares

The Fund offers a Dividend Reinvestment Plan (the “Plan”) to its common stockholders. By participating in the Plan, dividends and distributions will be promptly paid to stockholders in additional shares of common stock of the Fund. The number of shares to be issued will be determined by dividing the total amount of the distribution payable by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

Note 6. Fund Shares (continued)

date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution to purchase shares of Fund common stock in the open market.

The Fund has one class of shares of common stock, par value $.001 per share; one hundred million shares are authorized. Transactions in shares of common stock were as follows:

	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Shares issued through the Directors compensation plan	18,690	16,858

Net Increase	18,690	16,858

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2015 and 2014, respectively, by the Fund were as follows:

Ordinary Income		Return of Capital Gain
2015	2014	2015	2014
$13,796,877	$14,153,373	$—	$265,864

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of wash sales, partnership basis adjustments, income from defaulted bonds and marked to market of forward contracts. At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(35,012,287)
Unrealized depreciation	(30,538,482)

$(65,550,769)

At December 31, 2015, the Fund had short-term capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2016	2017	2018
$15,561,811	$18,951,117	$499,359

During the tax year ended December 31, 2015, the Fund utilized $1,334,329 of the capital loss carryforwards.

At December 31, 2015, the cost of investments (excluding foreign currency related transactions) and the net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of Investments	$211,976,410

Unrealized appreciation	$690,834
Unrealized depreciation	(31,226,615)

Net unrealized appreciation (depreciation)	$(30,535,781)

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

Note 7. Federal Income Taxes (continued)

At December 31, 2015, the Fund reclassified $533,980 from net investment loss and $221,565 from accumulated net realized gain into paid-in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatment of foreign currency gain (loss), defaulted bonds, distribution in access to current earnings, adjustments to prior period accumulated balances and expired capital loss carryforwards. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Other Matters

On May 19, 2014, the U.S. Department of Justice (the “Department of Justice”) filed a one-count criminal information (the “Information”) in the District Court for the Eastern District of Virginia (the “District Court”) charging Credit Suisse AG (“CSAG”) with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the “Plea Agreement”) settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement requires CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also requires CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

CSAG has entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG has entered into a Consent Order with the Federal Reserve Board (the “Federal Reserve”) to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG’s New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG has entered into a Consent Order with the New York State Department of Financial Services (the “DFS”) to resolve the DFS’s investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve requires CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS requires CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG (“CS Group”), the parent company of CSAG, with the Securities and Exchange Commission (the “Commission”) on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

Credit Suisse Asset Management Income Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2015

Note 9. Other Matters (continued)

CSAG is the indirect parent company of Credit Suisse and CSSU. Neither Credit Suisse, CSSU nor the Fund was named in the Plea Agreement (as defined above) or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund, Credit Suisse or CSSU with respect to its investment adviser and distribution activities relating to the Fund.

Credit Suisse, CSSU and certain of their affiliates have received a permanent exemptive order from the Commission to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement. The permanent exemptive order permits Credit Suisse and CSSU to continue to provide services to the Fund, so long as, among other things, no current or former employee of CSAG or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by Credit Suisse and certain of its affiliates. Credit Suisse and CSSU have informed the Fund that, Credit Suisse and CSSU believe the Settlements will not have any material impact on the Fund or on the ability of Credit Suisse or CSSU to perform services for the Fund.

On November 21, 2014, at the sentencing hearing, the District Court accepted and implemented the sentence as set out in the Plea Agreement. The District Court imposed no additional conditions beyond those contained in the Plea Agreement.

Credit Suisse Asset Management Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Credit Suisse Asset Management Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Credit Suisse Asset Management Income Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2015, and the related statements of operations, cash flows, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying statement of changes in net assets of Credit Suisse Asset Management Income Fund, Inc. as of December 31, 2014, and the financial highlights for each of the years in the four-year period ended December 31, 2014 were audited by other independent registered public accountants whose report thereon dated February 26, 2015, expressed an unqualified opinion on that financial statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2015 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Credit Suisse Asset Management Income Fund, Inc. as of December 31, 2015, the results of its operations, cash flows, changes in net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 23, 2016

Credit Suisse Asset Management Income Fund, Inc.

Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement for the Credit Suisse Asset Management Income Fund, Inc. (the “Fund”), the Board of Directors of the Fund (the “Board”), including all of the Directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Directors”), at a meeting held on November 16 and 17, 2015, considered the following factors:

Investment Advisory Fee Rates and Expenses

The Board reviewed and considered the contractual investment advisory fee rate of 0.50% (the “Contractual Advisory Fee”) for the Fund in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC (“Credit Suisse”). The Board noted that Credit Suisse had contractually agreed to base its current investment advisory fee upon the lower of the Fund’s average weekly stock price or its average weekly net assets.

Additionally, the Board considered information comparing the Contractual Advisory Fee less waivers and/or reimbursements (the “Net Advisory Fee”) and the Fund’s overall expenses with those of funds in both the relevant expense group (“Expense Group”) and universe of funds (“Expense Universe”) provided by Broadridge, an independent provider of investment company data. The Board observed that the Net Advisory Fee was lower than the median rates of funds in the Expense Group. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe. The Board also received and considered information regarding the co-administration fees paid by the Fund.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV Part 2 – Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse’s senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the Fund management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Fund Performance

The Board considered the performance results of the Fund over time, along with comparison to both the relevant performance group (“Performance Group”) and a universe of funds for the Fund (the “Performance Universe”). The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Fund, as well as other relationships between the Fund on the one hand and Credit Suisse affiliates on the other. The Board also considered Credit Suisse’s methodology for allocating costs to the Fund, recognizing that cost allocation methodologies are inherently subjective.

Credit Suisse Asset Management Income Fund, Inc.

Board Approval of Advisory Agreement (unaudited) (continued)

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. Accordingly, the Board considered whether breakpoints in the Fund’s advisory fee structure would be appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Fund. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse’s businesses as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse’s method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviews detailed materials received from Credit Suisse as part of the annual re-approval process. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse’s compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the renewal of the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•	The Fund’s Contractual Advisory Fee and Net Advisory Fee were each the lowest in the Expense Group. In addition, the Fund’s actual total expenses were the lowest in the Expense Group. The Board considered the fees reasonable.

•	Performance Information was shown for the one, two, three, four, five and ten year periods ended August 31, 2015. The Fund’s performance was below the median of its Performance Group for the two, three and four year periods, at the median for the five year period and above the median for the one and ten year periods. The Fund’s performance was above the median of its Performance Universe for the one, two, five and ten year periods and below the median for the three and four year periods.

•	The Board was satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•	In light of the costs of providing investment management and other services to the Fund and Credit Suisse’s ongoing commitment to the Fund and willingness to waive fees, Credit Suisse’s profitability based on fees payable under the Advisory Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

Credit Suisse Asset Management Income Fund, Inc.

Board Approval of Advisory Agreement (unaudited) (continued)

•	In light of the information received and considered by the Board, the Fund’s current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1941)	Director; Audit Committee Chairman and Nominating Committee Member	Director since 1990; current term ends at the 2016 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	14	Director of Adams Diversified Equity Fund, Inc., Director of Adams Natural Resources Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Aberdeen Asia- Pacific Income Investment Company Limited (a Canadian closed-end fund); Trustee of Mirae Asset Discovery Funds (7 open end portfolios); Director of Starcomms PLC (telecommunications company) from 2008 to 2011; Director of Epoch Holding Corporation (an investment management and investment advisory services company) from 2006 to March 2013.

Terry F. Bovarnick c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1958)	Director; Audit and Nominating Committee Member	Since 2006; current term ends at the 2016 annual meeting	Currently retired.	2	None

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
James Cattano c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1943)	Director; Audit Committee Member and Nominating Committee Member	Since 2006; current term ends at the 2017 annual meeting	President of Coastal Trade Corporation (international commodity trade) from October 2009 to September 2013; President, Primary Resources, Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) from October 1996 to October 2011.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc., and Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (each a closed-end investment company).

Lawrence Fox c/o Credit Suisse Asset Management, LLC Attn: General Counsel One Madison Avenue New York, New York 10010 (1943)	Director and Nominating Committee Member	Since 2001; current term ends at the 2018 annual meeting	Partner of Drinker Biddle & Reath (law firm) since 1972. Lecturer at Yale Law School since 2009.	2	Director of Aberdeen Chile Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Dynasil Corporation of America (a manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Directors; Audit Committee Member and Nominating Committee Chairman	Chairman from 2012 and Director since 2005; current term ends at the 2017 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holding, LLC (Publication Job Postings) from November 2013 to present.	14	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc. and Aberdeen Latin America Equity Fund, Inc. (each a closed-end investment company); Director of Presstek, Inc. (digital imaging technologies company) from 2003 to 2012; Director of Wood Resources, LLC. (plywood manufacturing company) from 2003 to October 2013.

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Interested Director

John G. Popp* Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1956)	Director, Chief Executive Officer and President	Director since 2013; current term ends at the 2018 annual meeting; Chief Executive Office and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Suisse Investment Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds	3	Trustee of Credit Suisse High Yield Bond Fund; Director of Credit Suisse Asset Management Income Fund, Inc.; Director of Credit Suisse Park View BDC, Inc.

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

*	Mr. Popp is an “interested person” of the Fund as defined in the 1940 Act by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Asset Management Income Fund, Inc.

Information Concerning Directors and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years

Officers**

Thomas J. Flannery Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1974)	Chief Investment Officer	Since 2010	Managing Director of Credit Suisse and Head of the Credit Suisse U.S. High Yield Management Team; Associated with Credit Suisse Group AG since 2000; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

Lou Anne McInnis Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015	Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Rocco DelGuercio Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Chief Financial Officer and Treasurer	Chief Financial Officer since 2015; Treasurer since 2013	Director of Credit Suisse since January 2016; Vice President of Credit Suisse from 2013 to December 2015; Independent Consultant from February 2012 to April 2013; Director of Legg Mason & Co., LLC from March 2004 to January 2012; Associated with Credit Suisse from June 1996 to March 2004; Officer of other Credit Suisse Funds.

Karen Regan Credit Suisse Asset Management, LLC One Madison Avenue New York, New York 10010 (1963)	Senior Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

**	The officers of the Fund shown are officers that make policy decisions.

Credit Suisse Asset Management Income Fund, Inc.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	By calling 1-800-293-1232

•	On the Fund’s website, www.credit-suisse.com/us/funds

•	On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090.

Funds Managed by Credit Suisse Asset Management, LLC

CLOSED-END FUNDS

Fixed Income

Credit Suisse Asset Management Income Fund, Inc. (NYSE MKT: CIK)

Credit Suisse High Yield Bond Fund (NYSE MKT: DHY)

Literature Request — Call today for free descriptive information on the closed-ended funds listed above at 1-800-293-1232 or visit our website at www.credit-suisse.com/us/funds.

OPEN-END FUNDS

Credit Suisse Commodity Return Strategy Fund	Credit Suisse Strategic Income Fund
Credit Suisse Floating Rate High Income Fund	Credit Suisse Commodity ACCESS Strategy Fund
Credit Suisse Multialternative Strategy Fund	Credit Suisse Managed Futures Strategy Fund
Credit Suisse Emerging Markets Equity Fund	Credit Suisse Volaris US Strategies Fund
Credit Suisse Global Sustainable Dividend Equity Fund

Fund shares are not deposits or other obligation of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-markets, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 1-877-870-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Credit Suisse Asset Management Income Fund, Inc. (the “Fund”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) to its common stockholders. The Plan offers common stockholders a prompt and simple way to reinvest net investment income dividends and capital gains and other periodic distributions in shares of the Fund’s common stock. Computershare Trust Company, N.A. (“Computershare”) acts as Plan Agent for stockholders in administering the Plan.

If your shares of common stock of the Fund are registered in your own name, you will automatically participate in the Plan, unless you have indicated that you do not wish to participate and instead wish to receive dividends and capital gains distributions in cash. If you are a beneficial owner of the Fund having your shares registered in the name of a bank, broker or other nominee, you must first make arrangements with the organization in whose name your shares are registered to have the shares transferred into your own name. Registered shareholders can join the Plan via the Internet by going to www.computershare.com, authenticating your online account, agreeing to the Terms and Conditions of online “Account Access” and completing an online Plan Enrollment Form. Alternatively, you can complete the Plan Enrollment Form and return it to Computershare at the address below.

By participating in the Plan, your dividends and distributions will be promptly paid to you in additional shares of common stock of the Fund. The number of shares to be issued to you will be determined by dividing the total amount of the distribution payable to you by the greater of (i) the net asset value per share (“NAV”) of the Fund’s common stock on the payment date, or (ii) 95% of the market price per share of the Fund’s common stock on the payment date. If the NAV of the Fund’s common stock is greater than the market price (plus estimated brokerage commissions) on the payment date, then Computershare (or a broker-dealer selected by Computershare) shall endeavor to apply the amount of such distribution on your shares to purchase shares of Fund common stock in the open market.

You should be aware that all net investment income dividends and capital gain distributions are taxable to you as ordinary income and capital gain, respectively, whether received in cash or reinvested in additional shares of the Fund’s common stock.

The Plan also permits participants to purchase shares of the Fund through Computershare. You may invest $100 or more monthly, with a maximum of $100,000 in any annual period. Computershare will purchase shares for you on the open market on the 25th of each month or the next trading day if the 25th is not a trading day.

There is no service fee payable by Plan participants for dividend reinvestment. For voluntary cash payments, Plan participants must pay a service fee of $5.00 per transaction. Plan participants will also be charged a pro rata share of the brokerage commissions for all open market purchases ($0.03 per share as of October 2006). Participants will also be charged a service fee of $5.00 for each sale and brokerage commissions of $0.03 per share (as of October 2006).

You may terminate your participation in the Plan at any time by notifying Computershare or requesting a sale of your shares held in the Plan. Your withdrawal will be effective immediately if your notice is received by Computershare prior to any dividend or distribution record date; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Your dividend participation option will remain the same unless you withdraw all of your whole and fractional Plan shares, in which case your participation in the Plan will be terminated and you will receive subsequent dividends and capital gains distributions in cash instead of shares.

Credit Suisse Asset Management Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)

If you want further information about the Plan, including a brochure describing the Plan in greater detail, please contact Computershare as follows:

By Internet:	www.computershare.com

By phone:	(800) 730-6001 (U.S. and Canada)
(781) 575-3100 (Outside U.S. and Canada)

Customer service associates are available from 9:00 a.m. to 5:00 p.m. Eastern time, Monday through Friday

By mail:	Credit Suisse Asset Management Income Fund, Inc.
c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:

Computershare
211 Quality Circle, Suite 210
College Station, TX 77845

All notices, correspondence, questions or other communications sent by mail should be sent by registered or certified mail, return receipt requested.

The Plan may be terminated by the Fund or Computershare upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution.

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

CIK-AR-1215

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2015. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2015.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

a) through (d). The information in the table below is provided for services rendered to the registrant showing the amount of fees billed to the registrant during the registrant’s last two fiscal years by KPMG LLP (“KPMG”), the registrant’s current independent registered public accounting firm, and PricewaterhouseCoopers LLP (“PwC”), the registrant’s former independent registered public accounting firm. The audit fees billed to the registrant for the fiscal year 2015 are the only fees that have been billed to the registrant by KPMG. All other fees listed in the tables below were billed to the registrant by PwC. For engagements with KPMG and PwC the Audit Committee approved in advance all audit services and non-audit services that KPMG and PwC provided to the registrant (for its fiscal years ended December 31, 2014 and December 31, 2015.

	2014	2015
Audit Fees	$44,300	$42,000
Audit-Related Fees[1]	$3,700	$4,000
Tax Fees[2]	$3,100	$3,100
All Other Fees	--	--
Total	$51,100	$49,100
[1]	Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($3,700 in 2104 and $4,000 in 2015).

[2]	Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC for the fiscal year ended December 31, 2014 and by KPMG for the fiscal year ended December 31, 2015 to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2014 and December 31, 2015.

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	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC for the fiscal year ended December 31, 2014 and by KPMG for the fiscal year ended December 31, 2015 to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

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	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC for the fiscal year ended December 31, 2014 and by KPMG for the fiscal year ended December 31, 2015 to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2014 and December 31, 2015:

	2014	2015
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for the fiscal year ended December 31, 2014 and by KPMG for the fiscal year ended December 31, 2015 for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2014 and December 31, 2015 were $0 and $0, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, Terry Bovarnick, James J. Cattano and Steven N. Rappaport.

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Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

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CREDIT SUISSE ASSET MANAGEMENT, LLC

CREDIT SUISSE FUNDS

CREDIT SUISSE CLOSED-END FUNDS

PROXY VOTING POLICY AND PROCEDURES

Introduction

Credit Suisse Asset Management, LLC (“Credit Suisse”) is a fiduciary that owes each of its client’s duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

The Credit Suisse Funds, and Credit Suisse Closed-End Funds (the “Funds”), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

The Proxy Voting Policy (the “Policy”) set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse’s clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

The Proxy Voting Committee will consist of a member of a disinterested member of the Portfolio Management Department, a member of the Legal and Compliance Department, a member of the Operations Department (or their designees), and a member of Fund Administration. The purpose of the Proxy Voting Committee is to administer the voting of all clients’ proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse’s clients.

For the reasons disclosed below under “Conflicts,” the Proxy Voting Committee has engaged the services of an independent third party (initially, Risk Metrics Group’s ISS Governance Services Unit (“ISS”)) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in

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accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

In the event a Portfolio Manager (“PM”) desires to deviate from the stated voting parameters outlined in the Policy, the PM is required to submit a memo detailing the request and rationale for the deviation to the Chair of the Proxy Voting Committee. The Chair of the Proxy Voting Committee (“Committee”) will convene a meeting where the PM will present their recommendation. In the event an in person or telephonic meeting cannot be organized, the Chair of the Committee will circulate the PM’s request for an exception to the Proxy Voting Committee for consideration.

Should such Policy exception be approved by the Proxy Voting Committee, the Committee will forward the instructions to ISS for processing and will minute the meeting.

Conflicts

Credit Suisse is the part of the asset management business of Credit Suisse, one of the world’s leading banks. As part of a global, full service investment-bank, broker-dealer, and wealth-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients’ accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse’s clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an “interested person,” as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

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Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for six years all records relating to proxy voting.

These records include the following:

•	a copy of the Policy;
•	a copy of each proxy statement received on behalf of Credit Suisse clients;
•	a record of each vote cast on behalf of Credit Suisse clients;
•	a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
•	a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client’s custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

PROXY VOTING POLICY

Operational Items

Adjourn Meeting

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Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally votes on director nominees on a case-by-case basis. Votes may be withheld: from directors who (1) attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their

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shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive.

Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director’s legal expenses would be covered.

Filling Vacancies/Removal of Directors

Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

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Majority of Independent Directors

Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

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Cumulative Voting

Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature.

Shareholders’ Ability to Act by Written Consent

Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders’ Ability to Call Special Meetings

Proposals to restrict or prohibit shareholders’ ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis. Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

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Merger and Corporate Restructuring

Appraisal Rights

Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earn out and contingent payments; (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company’s going concern prospects, possible bankruptcy).

Asset Sales

Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) conflicts of interest

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders’ position; (2) conversion price relative to market value; (3) financial issues: company’s financial situation and degree of need for capital; effect of the transaction on the company’s cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm’s length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Reverse Leveraged Buyouts

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management’s efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits; (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

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Private Placements

Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders’ position; (2) terms of the offer; (3) financial issues; (4) management’s efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure.

Value Maximization Proposals

Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

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Capital Structure

Adjustments to Par Value of Common Stock

Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

Preemptive Rights

Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock). Generally vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend,

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conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends; (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

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Executive and Director Compensation

Executive and Director Compensation

Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

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Employee Stock Ownership Plans (ESOPs)

Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 27, 2015

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information pertaining to the Chief Investment Officer and Portfolio Manager of the Credit Suisse Asset Management Income Fund, as of December 31, 2015, is set forth below.

Thomas J. Flannery Chief Investment Officer Since 2010 Year of Birth: 1974	Managing Director of Credit Suisse and Head of the Credit Suisse US High Yield Management Team; Associated with Credit Suisse Group A.G. since 1998; Officer of other Credit Suisse Funds

Wing Chan Portfolio Manager Year of Birth: 1976	Managing Director of Credit Suisse and a member of the US High Yield Management Team; Associated with Credit Suisse since 2005

Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Flannery and the total assets managed within each category as of December 31, 2015.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Thomas J. Flannery*	4	$3,076 million	35	$23,838 million	22	$8,745 million

Wing Chan	4	$3,076 million	10	$8.897 million	22	$8,745 million

*As of December 31, 2015, Mr. Flannery manages 25 accounts which have total assets under management of $14,941 million, and which have additional fees based on the performance of the accounts.

Potential Conflicts of Interest

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Funds’ investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating

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management time, resources and investment opportunities among the Funds and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Funds and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Funds. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse’s fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse’s affiliates and accounts in which Credit Suisse’s officers, directors, agents, employees or affiliates own interests. Credit Suisse may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

Thomas J. Flannery and Wing Chan are compensated for their services by Credit Suisse. Their compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining each of their bonuses includes the Fund’s performance, assets held in the Fund and other accounts managed by each of them, business growth, team work, management, corporate citizenship, etc.

A portion of the bonus may be paid in phantom shares of Credit Suisse Group AG stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse Group AG’s profit sharing and 401 (k) plans.

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Securities Ownership.

The following table indicates the dollar range of equity securities in the Fund beneficially owned by the portfolio managers and the value of those shares as of December 31, 2015.

Name of Portfolio Manager(s)	Dollar Range of Equity Securities in the Fund managed by the named Portfolio Manager*
Thomas J. Flannery	E
Wing Chan	B

Ranges:

A. None

B. $1 - $10,000

C. $10,001 - $50,000

D. $50,001 - $100,000

E. Over $100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 10, 2015.

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits.

(a)(1)   Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)   The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)   Not applicable.

(b) The	certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other) Iran related activities disclosure requirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: March 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John G. Popp
Name: John G. Popp
Title: Chief Executive Officer and President
Date: March 2, 2016

/s/ Rocco DelGuercio
Name: Rocco DelGuercio
Title: Chief Financial Officer
Date: March 2, 2016

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